SECOND QUARTER 2015

Supplemental Operating and Financial Data

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

INDEX

PAGE(S)
I. COMPANY BACKGROUND
· About the Company / Other Corporate Data	4
· Board of Directors / Executive Officers / Company Contact Information	5
· Equity Research Coverage	6

II. FINANCIAL HIGHLIGHTS
· Quarterly Summary / Recent Transactions	7
· Operating Highlights / Balance Sheet/Capital Markets	7
· Dividends / Information About FFO	8
· Key Financial Data	9
· Same-Store Results and Analysis	10
· Select Financial Ratios	11
· Debt Analysis:
(a) Debt Breakdown/Future Repayments	12
(b) Debt Maturities	13
(c) Debt Detail	14

III. FINANCIAL INFORMATION
· Consolidated Statements of Operations	15
· Consolidated Balance Sheets	16
· Consolidated Statement of Changes in Equity	17
· Statements of Funds from Operations	18
· Statements of Funds from Operations Per Diluted Share	19
· Reconciliation of Basic-to-Diluted Shares/Units	20
· Unconsolidated Joint Venture Information	21 - 23

IV. PORTFOLIO SUMMARY
· Rental Property Sales/Dispositions	24
· Breakdown of Company Holdings	25
· Consolidated Portfolio Analyses:
Breakdown by:
Number of Properties / Square Footage	26
Base Rental Revenue / Percentage Leased	27

V. OFFICE PORTFOLIO
· Summary of Development Projects	28
· Summary of Land Holdings	28
· Leasing Statistics	29 - 35
· Market Diversification (MSAs)	36
· Industry Diversification (Top 30 Tenant Industries)	37
· Significant Tenants (Top 50 Tenants)	38 - 39
· Schedules of Lease Expirations (by Property Type)	40 - 44

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•
risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for our properties;

•	changes in interest rate levels and volatility in the securities markets;

•
our ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment;

•	forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, and projected revenue and income;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the Company's credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2014. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) has been involved in all aspects of commercial real estate development, management, and ownership for over 60 years and has been a publicly traded real estate investment trust ("REIT") since 1994. At June 30, 2015, Mack-Cali owned or had interests in 279 properties consisting of 260 office and office/flex properties totaling approximately 30.5 million square feet of commercial space and 19 multi-family rental properties containing 5,644 apartment homes (including 975 apartment homes in lease-up), as well as 1,182 apartment homes in development and land to accommodate up to 5.7 million square feet of additional commercial space and 9,042 multi-family apartment homes – in addition to hotel development, all located in the Northeast.

History

Established over 60 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to operate two platforms, an office platform built around transit based locations with a high concentration on the New Jersey Waterfront and a luxury multi-family platform ranging from Washington D.C. to Boston also with a high concentration on the New Jersey Waterfront.  Both platforms are expected to produce above market returns.

Summary
(as of June 30, 2015)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	279
Total Commercial Square Feet / Multi-family Units	30.5 million commercial square feet and 5,644 multi-family apartment homes
Geographic Diversity	Seven states and the District of Columbia
New Jersey Presence	20.6 million square feet of commercial space and 2,979 multi-family apartment homes
Northeast Presence	30.5 million square feet of commercial space and 5,644 multi-family apartment homes
Common Shares and
Units Outstanding	100.2 million
Dividend--Quarter/Annualized	$0.15/$0.60
Dividend Yield	3.3%
Total Market Capitalization	$3.9 billion
Senior Debt Rating	BBB- (S&P and Fitch);
Baa3 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	Kenneth M. Duberstein	Nathan Gantcher

Jonathan Litt	David S. Mack	Alan G. Philibosian

Irvin D. Reid	Vincent Tese	Roy J. Zuckerberg

Executive Officers

Mitchell E. Rudin, Chief Executive Officer	Michael J. DeMarco, President and Chief Operating Officer

Anthony Krug, Chief Financial Officer	Gary Wagner, Chief Legal Officer and Secretary

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Deidre Crockett
Phone: (732) 590-1025
Fax: (732) 205-4951
E-Mail: dcrockett@mack-cali.com
Web: www.mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	Green Street Advisors Michael Knott (949) 640-8780
Barclays Capital Ross Smotrich (212) 526-2306	J.P. Morgan Anthony Paolone (212) 622-6682
Citigroup Michael Bilerman (212) 816-1383	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Cowen and Company James Sullivan (646) 562-1380	SunTrust Robinson Humphrey, Inc. Michael R. Lewis (212) 319-5659
Deutsche Bank North America Vin Chao (212) 250-6799	UBS Investment Research Ross T. Nussbaum (212) 713-2484
Evercore ISI Steve Sakwa (212) 446-9462

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

Funds from operations (FFO) for the quarter ended June 30, 2015 amounted to $46.5 million, or $0.46 per share, as compared to $50.3 million, or $0.50 per share, for the quarter ended June 30, 2014.  For the six months ended June 30, 2015, FFO equaled $89.6 million, or $0.89 per share, as compared to $80.5 million, or $0.81 per share, for the same period last year.  For the quarter compared to last year, the decrease in FFO per share results primarily from lower NOI as a result of assets sold of $0.05 and lower revenue from decreased percent leased of $0.04, partially offset by increased net real estate tax appeal proceeds of $0.02, decreased acquisition related general and administrative costs of $0.02 and decreased interest expense of $0.01.

Net income available to common shareholders for the quarter ended June 30, 2015 amounted to $35.4 million, or $0.40 per share, as compared to $51.1 million, or $0.58 per share, for the quarter ended June 30, 2014.  For the six months ended June 30, 2015, net income to common shareholders equaled $32.9 million, or $0.37 per share, as compared to $35.8 million, or $0.40 per share, for the same period last year.

All per share amounts presented above are on a diluted basis.

Total revenues for the second quarter 2015 were $148.6 million, as compared to $160.3 million for the second quarter 2014.  For the six months ended June 30, 2015, total revenues amounted to $302.3 million, as compared to $329.9 for the same period last year.

The Company had 89,195,529 shares of common stock, and 11,012,069 common operating partnership units outstanding as of June 30, 2015. The Company had a total of 100,207,598 common shares/common units outstanding at June 30, 2015.

Recent Transactions

In June, the Company sold its commercial office property located at 14 Sylvan Way, in Mack-Cali Business Campus, Parsippany, New Jersey, for approximately $80.0 million.  The three-story, 203,506-square-foot class A office building is fully leased to Wyndham.

Also in June, the Company sold its interest in The Highlands at Morristown Station in Morristown, New Jersey, realizing net proceeds of approximately $6.4 million.  Mack-Cali had acquired its 25 percent subordinated interest in the 217-unit community in October 2012 as part of the Roseland acquisition for approximately $2 million. The sale represents an approximately 3.0-times multiple on the 2012 acquisition price. Mack-Cali’s Roseland subsidiary will continue to manage the property.

Operating Highlights

Mack-Cali’s consolidated commercial in-service portfolio was 82.3 percent leased at June 30, 2015, as compared to 84.3 percent leased at March 31, 2015.

For the quarter ended June 30, 2015, the Company executed 138 leases at its consolidated in-service commercial portfolio totaling 1,377,100 square feet, consisting of 970,472 square feet of office space, 391,328 square feet of office/flex space and 15,300 square feet of industrial/warehouse space. Of these totals, 214,577 square feet were for new leases and 1,162,523 square feet were for lease renewals and other tenant retention transactions.

Balance Sheet/Capital Markets

As of June 30, 2015, the Company had total indebtedness of approximately $2.0 billion, with a weighted average annual interest rate of 5.67 percent.  The Company had a total market capitalization of $3.9 billion and a debt-to-undepreciated assets ratio of 36.3 percent at June 30, 2015.  The Company had an interest coverage ratio of 2.7 times for the quarter eneded June 30, 2015 and an interest coverage ratio of 2.7 times for the six months ended June 30, 2015.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Dividends

In June, the Company’s Board of Directors declared a cash dividend of $0.15 per common share (indicating an annual rate of $0.60 per common share) for the second quarter 2015, which was paid on July 14, 2015 to shareholders of records as of July 6, 2015.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items, sales of depreciable rental property, and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from sales of properties and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 19.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Key Financial Data

As of or for the three months ended

	06/30/15	03/31/15	12/31/14	09/30/14	06/30/14
Shares and Units:
Common Shares Outstanding	89,195,529	89,127,942	89,076,578	89,055,220	88,982,062
Common Units Outstanding	11,012,069	11,036,898	11,083,876	11,092,044	11,164,018
Combined Shares and Units	100,207,598	100,164,840	100,160,454	100,147,264	100,146,080
Weighted Average- Basic (a)	100,271,906	100,265,509	100,130,039	99,995,081	99,993,083
Weighted Average- Diluted (b)	100,314,310	100,265,509	100,130,039	100,052,290	100,022,734

Common Share Price ($’s):
At the end of the period	18.43	19.28	19.06	19.11	21.48
High during period	19.73	20.11	20.11	22.05	22.44
Low during period	16.85	18.01	17.92	18.95	19.98

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	1,901,178	1,985,839	1,964,115	1,977,334	2,205,844
Total Debt	2,034,819	2,107,572	2,088,654	2,238,641	2,208,268
Total Market Capitalization	3,935,997	4,093,411	4,052,769	4,215,975	4,414,112
Total Debt/ Total Market
Capitalization	51.70%	51.49%	51.54%	53.10%	50.03%

Financials:
($’s in thousands, except ratios and
per share amounts)
Total Assets	4,153,465	4,198,854	4,192,247	4,357,197	4,354,772
Gross Book Value of Real Estate Assets	4,928,197	4,955,293	4,958,179	4,909,727	4,966,633
Total Liabilities	2,264,242	2,334,631	2,310,236	2,452,915	2,438,892
Total Equity	1,889,223	1,864,223	1,882,011	1,904,283	1,915,880
Total Revenues	148,567	153,715	151,414	155,489	160,300
Capitalized Interest	3,781	3,607	4,820	4,158	3,351
Scheduled Principal Amortization	1,001	1,017	1,022	690	595
Interest Coverage Ratio	2.74	2.58	2.24	2.76	2.79
Fixed Charge Coverage Ratio	2.32	2.20	1.85	2.34	2.44
Net Income (Loss)	39,389	(3,325)	(10,413)	2,897	57,347
Net Income (Loss) Available to Common Shareholders	35,379	(2,521)	(9,240)	2,704	51,123
Earnings per Share—diluted	0.40	(0.03)	(0.10)	0.03	0.58
FFO per Share—diluted (d)	0.46	0.43	0.34	0.48	0.50
Dividends Declared per Share	0.15	0.15	0.15	0.15	0.15
FFO Payout Ratio—diluted (d)	32.33%	34.93%	44.00%	31.24%	29.80%

Portfolio Size:
Consolidated Properties	227	230	231	232	239
Consolidated Total Commercial Square Footage	24,837,821	25,266,990	25,288,590	25,363,590	26,279,958
Commercial Sq. Ft. Leased at End of Period (e)	82.3%	84.3%	84.2%	83.7%	83.7%

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 8.
(e)
Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.  Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Same Store Results and Analysis
(dollars in thousands)

	For the Three Months Ended
	June 30,			%
	2015	2014	Change	Change

Total Property Revenues	$136,952	$137,799	$(847)	(0.6)

Real Estate Taxes	21,139	21,304	(165)	(0.8)
Utilities	13,310	12,690	620	4.9
Operating Services	25,475	24,904	571	2.3
Total Property Expenses:	59,924	58,898	1,026	1.7

GAAP Net Operating Income	77,028	78,901	(1,873)	(2.4)

Less: straight-lining of rents adj.	(397)	541	(938)	(173.4)

Net Operating Income	$77,425	$78,360	$(935)	(1.2)

Percentage Leased at Period End	82.3%	83.4%

Total Properties:	226

Total Square Footage:	24,837,821

Apartment Homes:	1,081

	For the Six Months Ended
	June 30,			%
	2015	2014	Change	Change

Total Property Revenues	$278,758	$282,012	$(3,254)	(1.2)

Real Estate Taxes	42,896	42,907	(11)	0.0
Utilities	30,675	36,957	(6,282)	(17.0)
Operating Services	52,937	51,307	1,630	3.2
Total Property Expenses:	126,508	131,171	(4,663)	(3.6)

GAAP Net Operating Income	152,250	150,841	1,409	0.9

Less: straight-lining of rents adj.	(818)	2,217	(3,035)	(136.9)

Net Operating Income	$153,068	$148,624	$4,444	3.0

Percentage Leased at Period End	82.3%	83.4%

Total Properties:	226

Total Square Footage:	24,837,821

Apartment Homes:	1,081

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Select Financial Ratios

Ratios Computed For Industry	June 30,
Comparisons:	2015	2014

Financial Position Ratios:
Total Debt/ Total Book	48.99%	50.71%
Capitalization
(Book value) (%)

Total Debt/ Total Market	51.70%	50.03%
Capitalization
(Market value) (%)

Total Debt/ Total Undepreciated	36.32%	38.44%
Assets (%)

Secured Debt/ Total Undepreciated	13.68%	12.80%
Assets (%)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014

Operational Ratios:
Interest Coverage	2.74	2.79	2.66	2.39
(Funds from Operations+Interest
Expense)/Interest Expense (x)

Debt Service Coverage	2.64	2.73	2.56	2.33
(Funds from Operations +
Interest Expense)/(Interest Expense
+ Principal Amort.) (x)

Fixed Charge Coverage	2.32	2.44	2.26	2.09
(Funds from Operations +
Interest Expense + Ground Lease Payments)/
(Interest Expense + Capitalized Interest+Pref. Div.
+Prin. Amort.+Ground Lease
Payments)(x)

FFO Payout	32.33%	29.80%	33.59%	55.89%
(Dividends Declared/Funds from
Operations) (%)

Note: Excluding executive severance costs of $11 million in the first quarter 2014, Interest Coverage, Debt Service Coverage, Fixed Charge Coverage and FFO Payout ratios would have been 2.58x, 2.51x, 2.26x and 49.2 percent, respectively, for the six months ended June 30, 2014.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Debt Analysis
(as of June 30, 2015)

Debt Breakdown
(dollars in thousands)

		%	Weighted Average		Weighted Average
	Balance	of Total	Interest Rate (a)		Maturity in Years
Fixed Rate Unsecured Debt and
Other Obligations	$1,268,293	62.33%	4.88%		4.66
Fixed Rate Secured Debt	626,983	30.81%	7.66%		2.90
Variable Rate Secured Debt	139,543	6.86%	3.89%		1.44

Totals/Weighted Average:	$2,034,819	100.00%	5.67%	(b)	3.90

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.19 percent as of June 30, 2015, plus the applicable spread.
(b)
Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.8 million and $1.6 million for the three and six months ended June 30, 2015.

Future Repayments
(dollars in thousands)

				Weighted Average
	Scheduled	Principal		Interest Rate of
Period	Amortization	Maturities	Total	Future Repayments (a)
July 1 - December 31, 2015	$4,806	$113,442	$118,248	6.91%
2016	8,311	333,273	341,584	7.43%
2017	7,275	394,644	401,919	4.10%
2018	7,311	231,536	238,847	6.67%
2019	723	331,566	332,289	7.44%
Thereafter	6,328	605,206	611,534	4.13%
Sub-total	34,754	2,009,667	2,044,421
Adjustment for unamortized debt discount/premium and mark-to-market, net, as of June 30, 2015	(9,602)	-	(9,602)

Totals/Weighted Average:	$25,152	$2,009,667	$2,034,819	5.67%	(b)

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.19 percent as of June 30, 2015, plus the applicable spread.
(b)
Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.8 million and $1.6 million for the three and six months ended June 30, 2015.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Debt Maturities
(dollars in thousands)

	July 1 -
	December 31,								2023 and
	2015	2016	2017	2018	2019	2020	2021	2022	Beyond	Totals
Secured Debt:
6 Becker, 85 Livingston,75 Livingston, & 20 Waterview	$65,035									$65,035
Port Imperial South	44,550									44,550
9200 Edmonston Road	3,857									3,857
Curtis Center		$64,000								64,000
4 Becker		40,431								40,431
5 Becker		14,574								14,574
210 Clay		14,267								14,267
Prudential Portfolio			$141,151							141,151
150 Main Street			3,493							3,493
23 Main Street				$26,566						26,566
Harborside Plaza 5				204,970						204,970
100 Walnut Avenue					$17,281					17,281
One River Center					39,586					39,586
Park Square					24,700					24,700
Port Imperial South 4/5 Retail							$3,801			3,801
Port Imperial South 4/5 Garage									$26,405	26,405
Total Secured Debt:	$113,442	$133,272	$144,644	$231,536	$81,567	-	$3,801	-	$26,405	$734,667

Unsecured Debt:
Unsecured credit facility			-							-
5.80% unsecured notes
due 1/16		$200,000								$200,000
2.50% unsecured notes
due 12/17			$250,000							250,000
7.75% unsecured notes
due 8/19					$250,000					250,000
4.50% unsecured notes
due 4/22								$300,000		300,000
3.15% unsecured notes
due 5/23									$275,000	275,000
Total Unsecured Debt:	-	$200,000	$250,000	-	$250,000	-	-	$300,000	$275,000	$1,275,000

Total Debt:	$113,442	$333,272	$394,644	$231,536	$331,567	-	$3,801	$300,000	$301,405	$2,009,667

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Debt Detail
(dollars in thousands)

		Effective
		Interest	June 30,	December 31,	Date of
Property Name	Lender	Rate	2015	2014	Maturity
Senior Unsecured Notes: (a)
5.800%, Senior Unsecured Notes	public debt	5.806%	$200,047	$200,086	01/15/16
2.500%, Senior Unsecured Notes	public debt	2.803%	249,298	249,150	12/15/17
7.750%, Senior Unsecured Notes	public debt	8.017%	249,120	249,013	08/15/19
4.500%, Senior Unsecured Notes	public debt	4.612%	299,595	299,565	04/18/22
3.150%, Senior Unsecured Notes	public debt	3.517%	270,233	269,930	05/15/23
Total Senior Unsecured Notes:			$1,268,293	$1,267,744

Revolving Credit Facilities:
Unsecured Facility (b)	17 Lenders	LIBOR +1.300%	-	-	07/31/17
Total Revolving Credit Facilities:			-	-

Property Mortgages: (c)
Overlook Ridge-Sites III D, III C, III A (d)	Wells Fargo Bank N.A.	LIBOR+3.50%		-	$17,260		-
Overlook Ridge-Site II B (Quarrystone I) (d)	Wells Fargo Bank N.A.	LIBOR+2.50%		-	5,787		-
4 Sylvan (e)	Wells Fargo CMBS	10.260%		-	14,575		-
10 Independence (f)	Wells Fargo CMBS	10.260%		-	16,924		-
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview (g)	Wells Fargo CMBS	10.260%		$65,035	65,035		08/11/14	(h)
9200 Edmonston Road (i)	Principal Commercial Funding, L.L.C.	5.534%		3,857	3,951		05/01/15
Port Imperial South	Wells Fargo Bank N.A.	LIBOR+1.75%		44,550	44,119		09/19/15
4 Becker	Wells Fargo CMBS	9.550%		39,739	39,421		05/11/16
5 Becker (j)	Wells Fargo CMBS	19.450%		14,288	13,867		05/11/16
210 Clay (k)	Wells Fargo CMBS	18.100%		13,770	13,330		05/11/16
Curtis Center (l)	CCRE & PREFG	LIBOR+5.912%	(o)	64,000	64,000		10/09/16
Various (m)	Prudential Insurance	6.332%		144,551	145,557		01/15/17
150 Main Street	Webster Bank	LIBOR+2.35%		3,493	1,193	(q)	03/30/17
23 Main Street	JPMorgan CMBS	5.587%		28,878	29,210		09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.842%		219,682	221,563		11/01/18
100 Walnut Avenue	Guardian Life Ins. Co.	7.311%		18,410	18,542		02/01/19
One River Center (n)	Guardian Life Ins. Co.	7.311%		42,173	42,476		02/01/19
Park Square	Wells Fargo Bank N.A.	LIBOR+1.872%	(p)	27,500	27,500		04/10/19
Port Imperial South 4/5 Retail	American General Life & A/G PC	4.559%		4,000	4,000		12/01/21
Port Imperial South 4/5 Garage	American General Life & A/G PC	4.853%		32,600	32,600		12/01/29
Total Mortgages, Loans Payable and Other Obligations:				$766,526	$820,910

Total Debt:				$2,034,819	$2,088,654

(a)	Includes the cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable.
(b)
Total borrowing capacity under the facility is $600 million, is expandable to $1 billion and matures in July 2017. It has two six-month extension options each requiring the payment of a 7.5 basis point fee. The interest rate on outstanding borrowings (not electing the Company’s competitive bid feature) and the facility fee on the current borrowing capacity payable quarterly in arrears are based upon the Operating Partnership’s unsecured debt ratings.

(c)
Reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable.

(d)	On March 27, 2015, the Company repaid these loans at par, using borrowings on the Company's unsecured revolving credit facility.
(e)	On June 11, 2015, the Company transerred the deed for 4 Sylvan Way to the lender in satisfaction of its obligations.
(f)	On May 27, 2015, the Company transferred the deed for 10 Independence Boulevard to the lender in satisfaction of its obligation.
(g)	Mortgage is cross collateralized by the four properties.
(h)	The loan was not repaid at maturity and the Company has begun discussions with the lender regarding a potential deed-in-lieu of foreclosure in satisfaction of the obligation.
(i)
The mortgage loan originally matured on May 1, 2013.  The maturity date was extended until May 1, 2015 with the same interest rate.  Excess cash flow, as defined, is being held by the lender for re-leasing costs.  The deed for the property was placed in escrow and is available to the lender in the event of default or non-payment at maturity.  The mortage loan was not repaid on May 1, 2015.  The Company is in discussions with the lender regarding a further extension of the loan.

(j)
The cash flow from this property is insufficient to cover operating costs and debt service.  Consequently, the Company notified the lender and suspended debt service payments in August 2013.  The Company has begun discussions with the lender regarding a deed-in-lieu of foreclosure and began remitting available cash flow to the lender effective August 2013.

(k)	The cash flow from this property is insufficient to cover operating costs and debt service. Consequently, the Company notified the lender and suspended debt service payments in January 2015.
(l)
The Company owns a 50 percent tenants-in-common interest in the Curtis Center Property.  The Company’s $64.0 million loan consists of its 50 percent interest in a $102 million senior loan with a current rate of 3.480 percent at June 30, 2015 and its 50 percent interest in a $26 million mezzanine loan (with a maximum borrowing capacity of $48 million) with a current rate of 9.686 percent at June 30, 2015.  The senior loan rate is based on a floating rate of one-month LIBOR plus 329 basis points and the mezzanine loan rate is based on a floating rate of one-month LIBOR plus 950 basis points.  The Company has entered into LIBOR caps for the periods of the loans.  The loans provide for three one-year extension options.

(m)	Mortgage is cross collateralized by seven properties. The Company has agreed, subject to certain conditions, to guarantee repayment of $61.1 million of the loan.
(n)	Mortgage is collateralized by the three properties comprising One River Center.
(o)	The effective interest rate includes amortization of deferred financing costs of 1.362 percent.
(p)	The effective interest rate includes amortization of deferred financing costs of 0.122 percent.
(q)	This construction loan has a maximum borrowing capacity of $28.8 million.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
REVENUES	2015	2014	2015	2014
Base rents	$121,246	$133,210	$245,039	$267,261
Escalations and recoveries from tenants	15,842	16,996	34,241	42,564
Real estate services	7,401	7,009	15,045	13,701
Parking income	2,850	2,236	5,392	4,350
Other income	1,228	849	2,565	2,020
Total revenues	148,567	160,300	302,282	329,896

EXPENSES
Real estate taxes	21,410	23,375	43,862	47,726
Utilities	13,399	14,573	30,974	42,854
Operating services	25,844	27,840	54,072	57,062
Real estate services expenses	6,208	6,571	12,847	13,280
General and administrative	11,988	13,673	22,999	36,554
Depreciation and amortization	42,365	44,711	83,167	89,696
Total expenses	121,214	130,743	247,921	287,172
Operating income	27,353	29,557	54,361	42,724

OTHER (EXPENSE) INCOME
Interest expense	(26,773)	(28,159)	(53,988)	(58,105)
Interest and other investment income	291	922	558	1,308
Equity in earnings (loss) of unconsolidated joint ventures	(2,329)	443	(5,858)	(792)
Realized gains (losses) on disposition of rental property, net	34,399	54,584	34,543	54,584
Gain on sale of investment in unconsolidated joint ventures	6,448	-	6,448	-
Total other (expense) income	12,036	27,790	(18,297)	(3,005)
Net income	39,389	57,347	36,064	39,719
Noncontrolling interest in consolidated joint ventures	373	290	863	612
Noncontrolling interest in Operating Partnership	(4,383)	(6,514)	(4,069)	(4,506)
Net income available to common shareholders	$35,379	$51,123	$32,858	$35,825

Basic earnings per common share:
Net income available to common shareholders	$0.40	$0.58	$0.37	$0.40

Diluted earnings per common share:
Net income available to common shareholders	$0.40	$0.58	$0.37	$0.40

Basic weighted average shares outstanding	89,244	88,691	89,218	88,491

Diluted weighted average shares outstanding	100,314	100,023	100,313	99,964

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts)(unaudited)

	June 30,	December 31,
Assets	2015	2014
Rental property
Land and leasehold interests	$749,359	$760,855
Buildings and improvements	3,751,805	3,753,300
Tenant improvements	414,166	431,969
Furniture, fixtures and equipment	12,867	12,055
	4,928,197	4,958,179
Less – accumulated depreciation and amortization	(1,448,791)	(1,414,305)

Net investment in rental property	3,479,406	3,543,874
Cash and cash equivalents	19,813	29,549
Investments in unconsolidated joint ventures	284,507	247,468
Unbilled rents receivable, net	117,777	123,885
Deferred charges, goodwill and other assets, net	197,773	204,650
Restricted cash	42,052	34,245
Accounts receivable, net of allowance for doubtful accounts
of $1,871 and $2,584	12,137	8,576

Total assets	$4,153,465	$4,192,247

Liabilities and Equity
Senior unsecured notes	$1,268,293	$1,267,744
Mortgages, loans payable and other obligations	766,526	820,910
Dividends and distributions payable	15,582	15,528
Accounts payable, accrued expenses and other liabilities	134,089	126,971
Rents received in advance and security deposits	49,093	52,146
Accrued interest payable	30,659	26,937
Total liabilities	2,264,242	2,310,236
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Common stock, $0.01 par value, 190,000,000 shares authorized,
89,195,529 and 89,076,578 shares outstanding	892	891
Additional paid-in capital	2,562,507	2,560,183
Dividends in excess of net earnings	(930,167)	(936,293)
Total Mack-Cali Realty Corporation stockholders’ equity	1,633,232	1,624,781

Noncontrolling interests in subsidiaries:
Operating Partnership	201,639	202,173
Consolidated joint ventures	54,352	55,057
Total noncontrolling interests in subsidiaries	255,991	257,230

Total equity	1,889,223	1,882,011

Total liabilities and equity	$4,153,465	$4,192,247

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
(in thousands) (unaudited)

			Additional	Dividends in	Noncontrolling
	Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2015	89,077	$891	$2,560,183	$(936,293)	$257,230	$1,882,011
Net income	-	-	-	32,858	3,206	36,064
Common stock dividends	-	-	-	(26,732)	-	(26,732)
Common unit distributions	-	-	-	-	(3,308)	(3,308)
Increase in noncontrolling interest
in consolidated joint ventures	-	-	-	-	158	158
Redemption of common units
for common stock	72	1	1,305	-	(1,306)	-
Shares issued under Dividend
Reinvestment and Stock Purchase Plan	1	-	25	-	-	25
Directors' deferred compensation plan	-	-	197	-	-	197
Stock compensation	46	-	808	-	-	808
Rebalancing of ownership percentage
between parent and subsidiaries	-	-	(11)	-	11	-
Balance at June 30, 2015	89,196	$892	$2,562,507	$(930,167)	$255,991	$1,889,223

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Net income available to common shareholders	$35,379	$51,123	$32,858	$35,825
Add (deduct): Noncontrolling interest in Operating Partnership	4,383	6,514	4,069	4,506
Real estate-related depreciation and amortization on continuing operations (a)	47,634	47,291	93,665	94,739
Deduct: Realized (gains) losses and unrealized losses on disposition of rental property, net	(34,399)	(54,584)	(34,543)	(54,584)
Gain on sale of investment in unconsolidated joint ventures	(6,448)	-	(6,448)	-
Funds from operations available to common shareholders (b)	$46,549	$50,344	$89,601	$80,486

Diluted weighted average shares/units outstanding (c)	100,314	100,023	100,313	99,964

Funds from operations per share/unit-diluted	$0.46	$0.50	$0.89	$0.81

Dividends declared per common share	$0.15	$0.15	$0.30	$0.45

Dividend payout ratio:
Funds from operations-diluted	32.33%	29.80%	33.59%	55.89%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$7,763	$2,784	$14,562	$5,253
Tenant improvements and leasing commissions (d)	$6,188	$17,548	$11,409	$24,335
Straight-line rent adjustments (e)	$56	$1,110	$(83)	$4,189
Amortization of (above)/below market lease intangibles, net (f)	$194	$314	$425	$582
Acquisition transaction costs (h)	-	$1,943	-	$1,943
Net effect of unusual electricity rate spikes (g)	-	-	-	$4,845
Executives severance costs (h)	-	-	-	$11,044

(a)
Includes the Company’s share from unconsolidated joint ventures of $5,512 and $2,658 for the three months ended June 30, 2015 and 2014, respectively, and $10,983 and $5,215 for the six months ended June 30, 2015 and 2014, respectively. Excludes non-real estate-related depreciation and amortization of $243 and $78 for the three months ended June 30, 2015 and 2014, respectively, and $485 and $172 for the six months ended June 30, 2015 and 2014, respectively.

(b)	Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 8.
(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,028 and 11,302 shares for the three months ended June 30, 2015 and 2014, respectively, and 11,050 and 11,444 for the six months ended June 30, 2015 and 2014, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 20.

(d)	Excludes expenditures for tenant spaces that have not been owned for at least a year or were vacant for more than a year.
(e)
Includes the Company’s share from unconsolidated joint ventures of $362 and $52 for the three months ended June 30, 2015 and 2014, respectively, and $538 and $0 for the six months ended June 30, 2015 and 2014, respectively.

(f)
Includes the Company’s share from unconsolidated joint ventures of $114 and $124 for the three months ended June 30, 2015 and 2014, respectively, and $238 and $248 for the six months ended June 30, 2015 and 2014, respectively.

(g)	Approximately $10 million in utilities expense, net of approximately $5 million in escalations and recoveries from tenants related to such costs.
(h)	Included in general and administrative expense.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Net income available to common shareholders	$0.40	$0.58	$0.37	$0.40
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.47	0.47	0.93	0.95
Deduct: Realized (gains) losses and unrealized losses on disposition of rental property, net	(0.34)	(0.55)	(0.34)	(0.55)
Gain on sale of investment in unconsolidated joint ventures	(0.06)	-	(0.06)	-
Noncontrolling interest/rounding adjustment	(0.01)	-	(0.01)	0.01
Funds from operations (b)	$0.46	$0.50	$0.89	$0.81

Add: Net effect of unusual electricity rate spikes	$-	$-	$-	$0.05
Executives severance costs	-	-	-	0.11
Noncontrolling interests/rounding adjustment	-	-	-	(0.01)
FFO excluding certain items	$0.46	$0.50	$0.89	$0.96

Diluted weighted average shares/units outstanding (c)	100,314	100,023	100,313	99,964

(a)
Includes the Company’s share from unconsolidated joint ventures of $0.05 and $0.03 for the three months ended June 30, 2015 and 2014, respectively, and $0.11 and $0.05 for the six months ended June 30, 2015 and 2014, respectively.

(b)	Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 8.
(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,028 and 11,302 shares for the three months ended June 30, 2015 and 2014, respectively, and 11,050 and 11,444 for the six months ended June 30, 2015 and 2014, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 20.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Mack-Cali Realty Corporation and Subsidiaries
Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Basic weighted average shares outstanding:	89,244	88,691	89,218	88,491
Add: Weighted average common units	11,028	11,302	11,051	11,444
Basic weighted average shares/units	100,272	99,993	100,269	99,935
Restricted Stock Awards	42	30	44	29
Diluted weighted average shares/units outstanding:	100,314	100,023	100,313	99,964

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of June 30, 2015 and December 31, 2014, respectively: (dollars in thousands)

	June 30,	December 31,
	2015	2014
Assets:
Rental property, net	$1,597,359	$1,534,812
Other assets	421,753	398,222
Total assets	$2,019,112	$1,933,034
Liabilities and partners'/
members' capital:
Mortgages and loans payable	$1,193,461	$1,060,020
Other liabilities	215,077	211,340
Partners'/members' capital	610,574	661,674

Total liabilities and partners'/members' capital	$2,019,112	$1,933,034

The following is a summary of the Company’s investment in unconsolidated joint ventures as of June 30, 2015 and December 31, 2014, respectively: (dollars in thousands)

	June 30,	December 31,
Entity/Property Name	2015	2014
Multi-family
Marbella RoseGarden, L.L.C./ Marbella (c)	$15,721	$15,779
RoseGarden Monaco Holdings, L.L.C./ Monaco (c)	1,532	2,161
Rosewood Lafayette Holdings, L.L.C./ Highlands at Morristown Station (e)	-	62
PruRose Port Imperial South 15, LLC /RiversEdge at Port Imperial (c)	-	-
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park (c)	5,806	6,029
Overlook Ridge JV, L.L.C./ Quarrystone at Overlook Ridge (e)	-	-
Overlook Ridge JV 2C/3B, L.L.C./The Chase at Overlook Ridge (c)	2,277	2,524
PruRose Riverwalk G, L.L.C./ RiverTrace at Port Imperial (c)	425	955
Elmajo Urban Renewal Associates, LLC / Lincoln Harbor (Bldg A&C) (c)	-	-
Crystal House Apartments Investors LLC / Crystal House	28,018	27,051
Portside Master Company, L.L.C./ Portside at Pier One - Bldg 7 (c)	379	1,747
PruRose Port Imperial South 13, LLC / RiverParc at Port Imperial (c)	274	1,087
Roseland/Port Imperial Partners, L.P./ Riverwalk C (c)	1,678	1,800
RoseGarden Marbella South, L.L.C./ Marbella II	14,149	11,282
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B) (c)	-	-
Riverpark at Harrison I, L.L.C./ Riverpark at Harrison	4,420	4,744
Capitol Place Mezz LLC / Station Townhouses	48,610	49,327
Harborside Unit A Urban Renewal, L.L.C. / URL Harborside	77,564	34,954
RoseGarden Monaco, L.L.C./ San Remo Land	1,310	1,283
Grand Jersey Waterfront URA, L.L.C./ Liberty Landing	337	337
Office
Red Bank Corporate Plaza, L.L.C./ Red Bank	4,201	3,963
12 Vreeland Associates, L.L.C./ 12 Vreeland Road	5,692	5,620
BNES Associates III / Offices at Crystal Lake	2,114	1,993
Hillsborough 206 Holdings, L.L.C./ Hillsborough 206	1,962	1,962
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	37	-
Keystone-Penn (c)	-	-
Keystone-TriState (c) (d)	4,549	6,140
KPG-MCG Curtis JV, L.L.C./ Curtis Center (a)	57,382	59,911
Other
Plaza VIII & IX Associates, L.L.C./ Vacant land (parking operations)	3,867	4,022
Roseland/North Retail, L.L.C./ Riverwalk at Port Imperial (c)	1,793	1,828
South Pier at Harborside / Hyatt Regency Jersey City on the Hudson (b)	-	-
Other	410	907
Company's investment in unconsolidated joint ventures	$284,507	$247,468

(a)	Includes undivided interests in the same manner as investments in noncontrolled partnerships, pursuant to ASC 810.
(b)
The negative investment balance for this joint venture of $2,570 and $1,854 as of June 30, 2015 and December 31, 2014, respectively, were included in accounts payable, accrued expenses and other liabilities.

(c)
The Company's ownership interests in this venture are subordinate to its partner's preferred capital balance and the Company is not expected to meaningfully participate in the venture's cash flows in the near term.

(d)	Includes Company's pari-passu interests in five properties.
(e)	Company's interests in the unconsolidated joint ventures were sold during the quarter ended June 30, 2015.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests for the three and six months ended June 30, 2015 and 2014, respectively: (dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Total revenues	$81,075	$113,118	$155,552	$144,111
Operating and other expenses	(55,953)	(96,605)	(113,309)	(114,958)
Depreciation and amortization	(17,816)	(8,213)	(34,809)	(16,581)
Interest expense	(13,324)	(8,786)	(24,658)	(15,127)
Net loss	$(6,018)	$(486)	$(17,224)	$(2,555)

The following is a summary of the Company’s equity in earnings (loss) of unconsolidated joint ventures for the three and six months ended June 30, 2015 and 2014, respectively: (dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Entity/Property Name	2015	2014	2015	2014
Multi-family
Marbella RoseGarden, L.L.C./ Marbella (a)	$61	$(9)	$122	$(15)
RoseGarden Monaco Holdings, L.L.C./ Monaco (a)	(313)	(238)	(629)	(515)
Rosewood Lafayette Holdings, L.L.C./ Highlands at Morristown Station (a)	-	(203)	(62)	(419)
PruRose Port Imperial South 15, LLC /RiversEdge at Port Imperial (a)	-	-	-	-
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park (a)	(91)	(76)	(185)	(174)
Overlook Ridge JV, L.L.C./ Quarrystone at Overlook Ridge (a)	-	-	-	-
Overlook Ridge JV 2C/3B, L.L.C./The Chase at Overlook Ridge (a)	(27)	-	(247)	62
PruRose Riverwalk G, L.L.C./ RiverTrace at Port Imperial (a)	(276)	(613)	(530)	(1,151)
Elmajo Urban Renewal Associates, LLC / Lincoln Harbor (Bldg A&C) (a)	-	(91)	-	(203)
Crystal House Apartments Investors LLC / Crystal House	13	53	3	(274)
Portside Master Company, L.L.C./ Portside at Pier One - Bldg 7 (a)	(637)	(220)	(1,357)	(434)
PruRose Port Imperial South 13, LLC / RiverParc Port Imperial (a)	(506)	(213)	(731)	(418)
Roseland/Port Imperial Partners, L.P./ Riverwalk C (a)	(125)	(180)	(309)	(345)
RoseGarden Marbella South, L.L.C./ Marbella II	-	-	-	-
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B) (a)	-	-	-	(15)
Riverpark at Harrison I, L.L.C./ Riverpark at Harrison	(150)	-	(324)	-
Capitol Place Mezz LLC / Station Townhouses	(1,263)	-	(1,188)	-
Harborside Unit A Urban Renewal, L.L.C. / URL Harborside	-	(212)	-	(212)
RoseGarden Monaco, L.L.C./ San Remo Land	-	-	-	-
Grand Jersey Waterfront URA, L.L.C./ Liberty Landing	-	(16)	(19)	(54)
Office
Red Bank Corporate Plaza, L.L.C./ Red Bank	112	106	222	205
12 Vreeland Associates, L.L.C./ 12 Vreeland Road	86	54	72	144
BNES Associates III / Offices at Crystal Lake	52	110	121	147
Hillsborough 206 Holdings, L.L.C./ Hillsborough 206	(5)	-	(5)	(5)
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	(379)	(483)	(763)	(1,136)
Keystone-Penn (a)	-	-	-	-
Keystone-TriState (a)	(242)	-	(1,590)	-
KPG-MCG Curtis JV, L.L.C./ Curtis Center	232	251	428	251
Other
Plaza VIII & IX Associates, L.L.C./ Vacant land (parking operations)	70	44	156	146
Roseland/North Retail, L.L.C./ Riverwalk at Port Imperial (a)	(18)	(23)	(36)	(47)
South Pier at Harborside / Hyatt Regency Jersey City on the Hudson	868	892	784	1,290
Stamford SM LLC / Senior Mezzanine Loan	-	928	-	1,844
Other	209	582	209	536
Company's equity in earnings (loss) of unconsolidated joint ventures	$(2,329)	$443	$(5,858)	$(792)

(a)
The Company's ownership interests in this venture are subordinate to its partner's preferred capital balance and the Company is not expected to meaningfully participate in the venture's cash flows in the near term.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

The following is a summary of the Company’s funds from operations of unconsolidated joint ventures for the three and six months ended June 30, 2015 and 2014, respectively:
(dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Entity/Property Name	2015	2014	2015	2014
Multi-family
Marbella RoseGarden, L.L.C./ Marbella (a)	$317	$242	$634	$479
RoseGarden Monaco Holdings, L.L.C./ Monaco (a)	-	(6)	(4)	(50)
Rosewood Lafayette Holdings, L.L.C./ Highlands at Morristown Station (a)	-	22	6	30
PruRose Port Imperial South 15, LLC /RiversEdge at Port Imperial (a)	-	-	-	-
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park (a)	4	18	5	13
Overlook Ridge JV, L.L.C./ Quarrystone at Overlook Ridge (a)	-	-	-	-
Overlook Ridge JV 2C/3B, L.L.C./The Chase at Overlook Ridge (a)	304	37	440	99
PruRose Riverwalk G, L.L.C./ RiverTrace at Port Imperial (a)	(48)	(416)	(74)	(795)
Elmajo Urban Renewal Associates, LLC / Lincoln Harbor (Bldg A&C) (a)	119	(55)	119	(167)
Crystal House Apartments Investors LLC / Crystal House	306	346	589	312
Portside Master Company, L.L.C./ Portside at Pier One - Bldg 7 (a)	(382)	(220)	(845)	(434)
PruRose Port Imperial South 13, LLC / RiverParc Port Imperial (a)	(392)	(213)	(618)	(418)
Roseland/Port Imperial Partners, L.P./ Riverwalk C (a)	(124)	(180)	(309)	(345)
RoseGarden Marbella South, L.L.C./ Marbella II	-	-	-	-
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B) (a)	-	-	-	(15)
Riverpark at Harrison I, L.L.C./ Riverpark at Harrison	(53)	-	(141)	-
Capitol Place Mezz LLC / Station Townhouses	(570)	-	(495)	-
Harborside Unit A Urban Renewal, L.L.C. / URL Harborside	-	(212)	-	(212)
RoseGarden Monaco, L.L.C./ San Remo Land	-	-	-	-
Grand Jersey Waterfront URA, L.L.C./ Liberty Landing	-	(17)	(20)	(54)
Office
Red Bank Corporate Plaza, L.L.C./ Red Bank	228	223	455	438
12 Vreeland Associates, L.L.C./ 12 Vreeland Road	133	138	204	312
BNES Associates III / Offices at Crystal Lake	76	133	168	269
Hillsborough 206 Holdings, L.L.C./ Hillsborough 206	(5)	-	(5)	(5)
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	(197)	(307)	(399)	(730)
Keystone-Penn (a)	-	-	-	-
Keystone-TriState (a)	414	-	384	-
KPG-MCG Curtis JV, L.L.C./ Curtis Center	1,160	365	2,320	365
Other
Plaza VIII & IX Associates, L.L.C./ Vacant land (parking operations)	76	50	168	158
Roseland/North Retail, L.L.C./ Riverwalk at Port Imperial (a)	3	(2)	7	(5)
South Pier at Harborside / Hyatt Regency Jersey City on the Hudson	1,604	1,644	2,327	2,797
Stamford SM LLC / Senior Mezzanine Loan	-	928	-	1,844
Other	209	582	209	536
Company's funds from operations of unconsolidated joint ventures	$3,182	$3,100	$5,125	$4,422

(a)
The Company's ownership interests in this venture are subordinate to its partner's preferred capital balance and the Company is not expected to meaningfully participate in the venture's cash flows in the near term.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

IV. PORTFOLIO SUMMARY

Rental Property Sales/Dispositions
(dollars in thousands)

For the six months ended June 30, 2015

				Rentable
Sale			# of	Square	Net Sales	Realized	Capitalization
Date	Property/Address	Location	Buildings	Feet	Proceeds	Gain	Rate (a)
01/15/15	1451 Metropolitan Drive	West Deptford, New Jersey	1	21,600	$1,072	$144	(4.70)	% (b)
05/27/15	10 Independence Boulevard (c)	Warren, New Jersey	1	120,528	-	3,236
06/11/15	4 Sylvan Way (c)	Parsippany, New Jersey	1	105,135	-	6,439
06/26/15	14 Sylvan Way	Parsippany, New Jersey	1	203,506	$79,977	$24,724	6.14%

Total Property Sales:			4	450,769	$81,049	$34,543

(a)	Capitalization rate is calculated by dividing the projected net operating income for the 12 months forward from the closing date by the gross sales price.
(b)	This property was vacant when sold.
(c)
The Company transferred the deed for these properties to the lender in satisfaction of its mortgage loan obligations.  The Company had previously recorded impairment charges on these properties totaling $12.2 million at September 30, 2013.

For the year ended December 31, 2014

				Rentable
Sale			# of	Square	Net Sales	Realized	Capitalization
Date	Property/Address	Location	Buildings	Feet	Proceeds	Gain	Rate (c)
04/23/14	22 Sylvan Way	Parsippany, New Jersey	1	249,409	$94,897	$34,653	6.20%
06/23/14	30 Knightsbridge Road (a)	Piscataway, New Jersey	4	680,350	54,641	2,280	11.90%
06/23/14	470 Chestnut Ridge Road (a) (b)	Woodcliff Lake, New Jersey	1	52,500	7,195	86	9.42%
06/23/14	530 Chestnut Ridge Road (a) (b)	Woodcliff Lake, New Jersey	1	57,204	6,299	64	7.74%
06/27/14	400 Rella Boulevard	Suffern, New York	1	180,000	27,539	16,601	5.00%
06/30/14	412 Mount Kemble Avenue (a)	Morris Township, New Jersey	1	475,100	44,751	900	5.70%
07/29/14	17-17 Route 208 North (a) (b)	Fair Lawn, New Jersey	1	143,000	11,835	104	9.14%
08/20/14	555, 565, 570 Taxter Road (a)	Elmsford, New York	3	416,108	41,057	-	7.77%
08/20/14	220 - 220 White Plains Road (a)	Tarrytown, New York	2	178,000	12,619	-	3.01%
08/20/14	1266 East Main Street (a) (b)	Stamford, Connecticut	1	179,260	18,406	160	5.30%

Total Property Sales:			16	2,610,931	$319,239	$54,848

(a)
The Company completed the sale of these properties for approximately $221 million, comprised of: $192.5 million in cash from a combination of affiliates of Keystone Property Group’s (“Keystone Entities”) senior and pari-passu equity and mortgage financing; Company subordinated equity interests in each of the properties sold with capital accounts aggregating $21.2 million; and Company pari-passu equity interests in five of the properties sold aggregating $7.3 million.  Net sale proceeds from the sale aggregated $196.8 million which was comprised of the $221 million gross sales price less the subordinated equity interests of $21.2 million and $3 million in closing costs.  The purchasers of these properties are unconsolidated joint ventures formed between the Company and the Keystone Entities.  The senior and pari-passu equity will receive a 15 percent internal rate of return (“IRR”) after which the subordinated equity will receive a 10 percent IRR and then all distributable cash flow will be split equally between the Keystone Entities and the Company.  In connection with certain of these partial sale transactions, because the buyer received a preferential return on certain of the ventures for which the Company received subordinated equity interests, the Company only recognized profit to the extent that they received net proceeds in excess of their entire carrying value of the properties, effectively reflecting their retained subordinated equity interest at zero.

(b)
The Company recorded an impairment charge of $20.7 million on these properties at December 31, 2013 as it estimated that the carrying value of the properties may not be recoverable over their anticipated holding periods.

(c)	Capitalization rate is calculated by dividing the projected net operating income for the 12 months forward from the closing date by the gross sales price.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Breakdown of Company Holdings
(dollars in thousands)

As of June 30, 2015

		# of	Commercial	Garage
	# of	Apartment	Square	Parking
Property	Properties	Homes	Feet	Spaces
MULTI-FAMILY RENTAL PORTFOLIO
Stabilized Operating Communities:
Consolidated Properties	6	1,301
Unconsolidated Joint Venture Interests:
Participating JVs	1	798
Subordinated Interests	8	2,570
Total Stabilized Operating Communities-included in Property Count:	15	4,669

Communities in Lease-Up:
Unconsolidated Joint Venture Interests:
Participating JVs	2	519
Subordinated Interests	2	456
Total Properties in Lease-Up-Multi-Family-included in Property Count:	4	975

Development Communities:
Consolidated Properties	1	108		786
Unconsolidated Joint Venture Interests:
Participating JVs	2	1,074
Subordinated Interests	-	-
Total Development Communities-Multi-Family:	3	1,182		786

Total Land Holdings/Pre-Development and Repurposing-Multi-Family:	n/a	9,042

OFFICE PORTFOLIO
Stabilized Operating Properties:
Consolidated Properties	221		24,837,821	850
Unconsolidated Joint Venture Interests:
Participating JVs (incl. 350-room hotel)	8		1,645,306
Subordinated Joint Ventures	31		4,033,049
Total Operating Properties-included in Property Count:	260		30,516,176	850

Total Land Holdings/Pre-Development-Office	-		5,748,750

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Consolidated Operating Portfolio Analysis (a)
(as of June 30, 2015)

Breakdown by Number of Properties

PROPERTY TYPE:

							Stand-
		% of		% of	Industrial/	% of	Alone	% of	Land	% of	Multi-	% of	Totals	% of
STATE	Office	Total	Office/Flex	Total	Warehouse	Total	Retail	Total	Leases	Total	Family	Total	By State	Total
New Jersey	91	40.1%	48	21.1%	-	-	1	0.4%	-	-	3	1.3%	143	62.9%
New York	14	6.2%	41	18.1%	6	2.7%	2	0.9%	2	0.9%	-	-	65	28.8%
Connecticut	-	-	5	2.2%	-	-	-	-	-	-	-	-	5	2.2%
Wash., D.C./Maryland	10	4.4%	-	-	-	-	-	-	1	0.4%	-	-	11	4.8%
Massachusetts	-	-	-	-	-	-	-	-	-	-	3	1.3%	3	1.3%
TOTALS
By Type:	115	50.7%	94	41.4%	6	2.7%	3	1.3%	3	1.3%	6	2.6%	227	100.0%

(a)	Excludes 52 operating properties, aggregating approximately 5.7 million of commercial square feet and 4,343 apartment homes, which are not consolidated by the Company.

Breakdown by Square Footage for Commercial Properties

PROPERTY TYPE:

							Stand-
		% of		% of	Industrial/	% of	Alone	% of	Totals	% of
STATE	Office	Total	Office/Flex	Total	Warehouse	Total	Retail	Total	By State	Total
New Jersey	16,611,025	66.9%	2,167,931	8.7%	-	-	16,736	0.1%	18,795,692	75.7%
New York	1,716,876	6.8%	2,348,812	9.5%	387,400	1.6%	17,300	0.1%	4,470,388	18.0%
Connecticut	-	-	273,000	1.1%	-	-	-	-	273,000	1.1%
Wash., D.C./Maryland	1,292,807	5.2%	-	-	-	-	-	-	1,292,807	5.2%
TOTALS
By Type:	19,620,708	78.9%	4,789,743	19.3%	387,400	1.6%	34,036	0.2%	24,831,887	100.0%

(a)
Excludes six consolidated operating multi-family properties, aggregating 1,301 apartment homes; as well as 52 operating properties, aggregating approximately 5.7 million commercial square feet and 4,343 apartment homes, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Consolidated Operating Portfolio Analysis (a)

(12 Months ended June 30, 2015)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

							Stand-
		% of	Office/	% of	Indust./	% of	Alone	% of	Land	% of	Multi-	% of	Totals		% of
STATE	Office	Total	Flex	Total	Warehouse	Total	Retail	Total	Leases	Total	Family	Total	By State		Total

New Jersey	$328,179	67.9%	$17,367	3.6%	-	-	-	-	-	-	$7,149	1.5%	$352,695		73.0%
New York	44,233	9.2%	32,878	6.8%	$4,441	0.9%	$335	0.1%	$349	0.1%	-	-	82,236		17.1%
Connecticut	-	-	4,075	0.8%	-	-	-	-	-	-	-	-	4,075		0.8%
Wash., D.C./Maryland	28,023	5.8%	-	-	-	-	-	-	153	-	-	-	28,176		5.8%
Massachusetts	-	-	-	-	-	-	-	-	-	-	15,791	3.3%	15,791		3.3%
TOTALS
By Type:	$400,435	82.9%	$54,320	11.2%	$4,441	0.9%	$335	0.1%	$502	0.1%	$22,940	4.8%	$482,973	(c)	100.0%

(a)	Excludes 52 operating properties, aggregating approximately 5.7 million commercial square feet and 4,343 apartment homes, which are not consolidated by the Company.
(b)
Total base rent for the 12 months ended June 30, 2015, determined in accordance with GAAP. Substantially all of the commercial leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes $11.5 million from properties which were sold during the 12 months ended June 30, 2015.

Breakdown by Percentage Leased for Commercial Properties

PROPERTY TYPE:

					WEIGHTED AVG.
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	By State
New Jersey	79.2%	89.3%	-	52.2%	80.3%
New York	87.4%	93.9%	97.9%	100.0%	91.8%
Connecticut	-	96.3%	-	-	96.3%
Washington, D.C./ Maryland	75.0%	-	-	-	75.0%

WEIGHTED AVG. By Type:	79.6%	92.0%	97.9%	76.5%	82.3%

(a)
Excludes six consolidated operating multi-family properties, aggregating 1,301 apartment homes; as well as 52 operating properties, aggregating approximately 5.7 million commercial square feet and 4,343 apartment homes, which are not consolidated by the Company, and parcels of land leased to others.

Percentage leased includes all commercial leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring June 30, 2015, aggregating 74,128 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

V. OFFICE PORTFOLIO

Summary of Development Projects
(dollars in thousands)

As of June 30, 2015

			Costs		Estimated
			Incurred	Total	Initial
			Through	Estimated	Delivery
Property	Location	Type	06/30/15	Costs	Date
Consolidated;
Wegmans Food Markets	Hanover, NJ	Retail pad/Land Lease	$11,504	$28,652	1Q-2017

Total In-Process Development Projects:			$11,504	$28,652

Summary of Land Holdings

As of June 30, 2015

			Potential
			Commercial
Property	Location	State	Square Feet (a)	Type of Space
Office:
Capital Office Park	Greenbelt	MD	595,000	Office
Eastpoint II	Lanham	MD	122,000	Office/Hotel
3 & 5 AAA Drive (b)	Hamilton Township	NJ	112,000	Office
6 AAA Drive	Hamilton Township	NJ	32,000	Office
2 South Gold Drive (c)	Hamilton Township	NJ	75,000	Office
Hillsborough 206 (d)	Hillsborough	NJ	160,000	Office
Plaza VIII and IX Associates, L.L.C. (d)	Jersey City	NJ	1,225,000	Office
Harborside	Jersey City	NJ	1,067,000	Office
One Newark Center (d)	Newark	NJ	400,000	Office
3 Campus Drive	Parsippany	NJ	124,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	150,000	Office/Retail
Princeton Metro	West Windsor	NJ	97,000	Office
Princeton Overlook II	West Windsor	NJ	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	760,000	Office/Hotel
Total Office:			5,068,500

Office/Flex:
Horizon Center	Hamilton Township	NJ	68,000	Office/Flex/Retail
Mack-Cali Commercenter	Totowa	NJ	30,000	Office/Flex
Mid-Westchester Executive Park	Hawthorne	NY	82,250	Office/Flex
South Westchester Executive Park (e)	Yonkers	NY	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	50,000	Office/Flex
Total Office/Flex:			580,250

Industrial/Warehouse:
Elmsford Distribution Center (e)	Elmsford	NY	100,000	Industrial/Warehouse
Total Warehouse:			100,000

Total			5,748,750

(a)	Amount of square feet is subject to change.
(b)	This land parcel also includes an existing office building totaling 35,270 square feet.
(c)	This land parcel also includes an existing office building totaling 33,962 square feet.
(d)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(e)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Leasing Statistics

(For the three months ended June 30, 2015)

Consolidated Commercial In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Property Type	Pct. Leased	Leased Sq. Ft.	Expiring/Adjustment	Incoming	Net	Sq. Ft. Leased	Pct. Leased	Market Pct. Leased (d)
Market/Submarket	03/31/15	Acquired/Disposed (a)	Sq. Ft. (b)	Sq. Ft.	Leasing Activity	6/30/15 (c)	06/30/15	06/30/15
OFFICE
Northern NJ
Bergen Meadowlands	10.9%	-	-	-	-	13,193	10.9%	82.7%
Bergen Route 17S	46.2%	-	-	-	-	24,009	46.2%	77.6%
Bergen Route 4 East	71.9%	-	(12,172)	79,633	67,461	239,680	100.0%	85.8%
Bergen Route 17/GSP	83.0%	-	(709,520)	215,772	(493,748)	1,774,204	65.0%	79.7%
Essex Route 280	74.6%	-	(115,062)	103,820	(11,242)	1,186,644	73.9%	89.8%
GW Bridge	93.3%	-	(16,706)	18,900	2,194	252,272	94.1%	86.9%
Hudson Waterfront	82.9%	-	(61,339)	43,832	(17,507)	3,561,163	82.5%	87.8%
Morris Route 10/24	91.2%	-	(15,189)	15,189	-	233,838	91.2%	76.3%
Parsippany	77.3%	(308,641)	(117,730)	166,233	48,503	2,184,639	76.5%	78.3%
Suburban Passaic	91.8%	-	(3,767)	3,767	-	51,477	91.8%	67.9%
Total Northern NJ	79.9%	(308,641)	(1,051,485)	647,146	(404,339)	9,521,119	76.2%	82.2%

Central NJ
Clark & Cranford	86.5%	-	(39,466)	38,904	(562)	686,988	86.4%	76.8%
Mercer Southern	93.8%	-	(120,000)	120,000	-	266,518	93.8%	89.1%
Middlesex South/8A	66.4%	-	(21,487)	5,144	(16,343)	207,350	61.5%	83.3%
Monmouth County	92.2%	-	(39,639)	26,827	(12,812)	1,210,896	91.3%	86.9%
Princeton	93.5%	-	(19,472)	14,220	(5,252)	316,496	92.0%	87.8%
Somerset Route 78	89.7%	(111,663)	-	4,392	4,392	454,799	89.9%	82.0%
The Brunswicks	100.0%	-	-	-	-	40,000	100.0%	82.5%
Union Route 78	72.4%	-	-	-	-	57,955	72.4%	94.8%
Woodbridge/Edison	99.7%	-	(9,349)	9,349	-	394,394	99.7%	86.2%
Total Central NJ	89.3%	(111,663)	(249,413)	218,836	(30,577)	3,635,396	88.5%	85.0%

Westchester Co., NY
Elmsford	48.7%	-	-	-	-	53,569	48.7%	86.7%
Hawthorne	89.6%	-	(29,832)	39,656	9,824	228,784	93.6%	94.5%
White Plains CBD	80.1%	-	(31,430)	20,441	(10,989)	524,010	78.4%	82.5%
Yonkers	100.0%	-	(15,326)	15,326	-	170,000	100.0%	87.4%
Total Westchester Co., NY	82.0%	-	(76,588)	75,423	(1,165)	976,363	81.9%	85.3%

NYC-Downtown	100.0%	-	-	-	-	524,476	100.0%	90.5%

Washington DC/MD
DC-CBD	90.1%	-	(732)	-	(732)	152,012	89.7%	90.7%
DC-East End	100.0%	-	-	-	-	159,000	100.0%	89.1%
MD-Greenbelt	68.7%	-	(26,443)	29,067	2,624	581,521	69.0%	64.8%
MD-Lanham	97.4%	-	(41,751)	-	(41,751)	77,078	63.2%	62.8%
Total Washington DC/MD	78.1%	-	(68,926)	29,067	(39,859)	969,611	75.0%	87.9%

Office Totals	82.4%	(420,304)	(1,446,412)	970,472	(475,940)	15,626,965	79.6%	85.1%

Schedules continue on next page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Leasing Statistics
(For the three months ended June 30, 2015)

Consolidated Commercial In-Service Portfolio (continued)

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Property Type	Pct. Leased	Leased Sq. Ft.	Expiring/Adjustment	Incoming	Net	Sq. Ft. Leased	Pct. Leased
Market/Submarket	03/31/15	Acquired/Disposed (a)	Sq. Ft. (b)	Sq. Ft.	Leasing Activity	6/30/15 (c)	06/30/15
OFFICE/FLEX
Northern NJ
Suburban Passaic	95.9%	-	(13,823)	-	(13,823)	411,215	92.8%

Central NJ
Mercer Southern	79.3%	-	(16,302)	27,680	11,378	146,219	86.0%
Monmouth County	93.4%	-	(25,330)	25,330	-	274,990	93.4%
Total Central NJ	88.3%	-	(41,632)	53,010	11,378	421,209	90.7%

Westchester Co., NY
Elmsford	95.3%	-	(109,755)	106,907	(2,848)	1,190,106	95.1%
Hawthorne	87.8%	-	(13,760)	32,026	18,266	472,151	91.4%
Yonkers	92.5%	-	(31,443)	38,122	6,679	543,472	93.7%
Total Westchester Co., NY	93.0%	-	(154,958)	177,055	22,097	2,205,729	93.9%

Burlington Co., NJ	85.6%	-	(41,520)	66,263	24,743	1,104,118	87.6%

Stamford, CT Non-CBD	96.3%	-	(95,000)	95,000	-	262,928	96.3%

Office/Flex Totals	91.0%	-	(346,933)	391,328	44,395	4,405,199	92.0%

INDUSTRIAL
Westchester Co., NY
Elmsford	97.9%	-	(15,300)	15,300	-	379,373	97.9%

RETAIL
Northern NJ
Hudson Waterfront	52.2%	-	-	-	-	8,736	52.2%

Central NJ
Clark & Cranford	68.7%	-	-	-	-	4,074	68.7%

Westchester Co., NY
Tarrytown	100.0%	-	-	-	-	9,300	100.0%
Yonkers	100.0%	-	-	-	-	8,000	100.0%
Total Westchester Co., NY	100.0%	-	-	-	-	17,300	100.0%

Retail Totals	75.3%	-	-	-	-	30,110	75.3%

COMPANY TOTALS	84.3%	(420,304)	(1,808,645)	1,377,100	(431,545)	20,441,647	82.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2015	25,266,990
Total sq. ft. of property sold	(429,169)
Total sq. ft. as of June 30, 2015	24,837,821

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring June 30, 2015 aggregating 74,128 square feet for which no new leases were signed.
(d)	Market percent leased derived by inverting the market direct vacancy rate for all classes as published by Cushman & Wakefield. Data not available for other property types.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Leasing Statistics
(For the three months ended June 30, 2015)

Consolidated Commercial In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Property Type				Sq. Ft Renewed and	Wtd. Avg.	Wtd. Avg.	Leasing Costs Per
Market/Submarket	# of Transactions	Total Sq. Ft.	Sq. Ft New Leases	Other Retained (a)	Term (Yrs.)	Base Rent (b)	Sq. Ft. Per Year (c)

OFFICE
Northern NJ
Bergen Route 4 East Corridor	2	79,633	73,978	5,655	10.6	23.20	4.33
Bergen Route 17/GSP	16	215,772	13,060	202,712	4.6	26.32	4.15
Essex Route 280 Corridor	8	103,820	938	102,882	1.3	25.18	1.97
GW Bridge	4	18,900	2,474	16,426	3.1	24.93	1.14
Hudson Waterfront	3	43,832	4,168	39,664	4.0	34.49	4.11
Morris Route 10/24	3	15,189	-	15,189	3.8	21.37	3.14
Parsippany	18	166,233	52,525	113,708	4.9	27.32	5.04
Suburban Passaic	2	3,767	-	3,767	4.2	20.18	1.07
Total Northern NJ	56	647,146	147,143	500,003	4.8	26.37	4.25

Central NJ
Clark & Cranford	8	38,904	9,826	29,078	4.5	22.65	2.12
Mercer Southern	1	120,000	-	120,000	5.3	32.83	3.23
Middlesex South/8A	3	5,144	5,144	-	4.3	24.14	3.23
Monmouth County	1	26,827	-	26,827	2.0	24.13	0.20
Princeton	4	14,220	-	14,220	3.5	27.85	2.97
Somerset Route 78	1	4,392	4,392	-	5.1	24.87	6.65
Woodbridge/Edison	1	9,349	-	9,349	5.0	28.55	2.40
Total Central NJ	19	218,836	19,362	199,474	4.6	29.08	2.90

Westchester Co., NY
Hawthorne	4	39,656	-	39,656	3.9	25.85	3.24
White Plains CBD	7	20,441	-	20,441	3.4	27.06	3.88
Yonkers	2	15,326	-	15,326	4.3	20.50	0.20
Total Westchester Co., NY	13	75,423	-	75,423	3.9	25.09	2.70

Washington DC/MD
MD - Greenbelt	12	29,067	4,068	24,999	4.5	21.87	2.33

OFFICE Totals/Weighted Avg.	100	970,472	170,573	799,899	4.7	26.75	3.79

OFFICE/FLEX
Central NJ
Mercer Southern	3	27,680	-	27,680	7.2	16.94	2.85
Monmouth County	2	25,330	-	25,330	2.1	17.75	0.86
Total Central NJ	5	53,010	-	53,010	4.8	17.32	2.43

Westchester Co., NY
Elmsford	13	106,907	1,140	105,767	3.7	15.34	1.00
Hawthorne	3	32,026	23,221	8,805	8.3	15.84	2.67
Yonkers	8	38,122	-	38,122	4.9	15.66	2.50
Total Westchester Co., NY	24	177,055	24,361	152,694	4.8	15.50	1.85

Burlington Co., NJ	6	66,263	4,343	61,920	3.0	10.40	1.53

Stamford, CT Non-CBD	2	95,000	-	95,000	1.9	29.81	2.80

OFFICE/FLEX Totals/Weighted Avg.	37	391,328	28,704	362,624	3.8	18.36	2.02

INDUSTRIAL
Westchester Co., NY
Elmsford	1	15,300	15,300	-	10.3	18.43	3.00

INDUSTRIAL Totals/Weighted Avg.	1	15,300	15,300	-	10.3	18.43	3.00

COMPANY Totals/Weighted Avg.	138	1,377,100	214,577	1,162,523	4.5	24.27	3.35

Tenant Retention	Leases Retained	73.8%
	Sq. Ft. Retained	64.3%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $13,814,967 and commissions of $6,786,912 committed, but not necessarily expended, during the period for second generation space aggregating 1,377,100 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Leasing Statistics
(For the six months ended June 30, 2015)

Consolidated Commercial In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Property Type	Pct. Leased	Leased Sq. Ft	Expiring/Adjustment	Incoming	Net	Sq. Ft. Leased	Pct. Leased	Market Pct. Leased
Market/Submarket	12/31/14	Acquired/Disposed (a)	Sq. Ft. (b)	Sq. Ft.	Leasing Activity	6/30/15 (c)	06/30/15	06/30/15
OFFICE
Northern NJ
Bergen Meadowlands	82.4%	-	(88,846)	2,193	(86,653)	13,193	10.9%	82.7%
Bergen Route 17S	99.6%	-	(27,766)	-	(27,766)	24,009	46.2%	77.6%
Bergen Route 4 East	71.9%	-	(12,172)	79,633	67,461	239,680	100.0%	85.8%
Bergen Route 17/GSP	83.0%	-	(762,562)	269,661	(492,901)	1,774,204	65.0%	79.7%
Essex Route 280	72.0%	-	(115,062)	146,030	30,968	1,186,644	73.9%	89.8%
GW Bridge	89.8%	-	(23,318)	34,950	11,632	252,272	94.1%	86.9%
Hudson Waterfront	82.1%	-	(90,708)	105,210	14,502	3,561,163	82.5%	87.8%
Morris Route 10/24	91.5%	-	(19,128)	18,156	(972)	233,838	91.2%	76.3%
Parsippany	73.2%	(308,641)	(137,413)	315,661	178,248	2,184,639	76.5%	78.3%
Suburban Passaic	91.8%	-	(3,767)	3,767	-	51,477	91.8%	67.9%
Total Northern NJ	79.1%	(308,641)	(1,280,742)	975,261	(305,481)	9,521,119	76.2%	82.2%

Central NJ
Clark & Cranford	86.0%	-	(65,964)	68,903	2,939	686,988	86.4%	76.8%
Mercer Southern	94.6%	-	(138,125)	135,896	(2,229)	266,518	93.8%	89.1%
Middlesex South/8A	94.9%	-	(120,360)	7,995	(112,365)	207,350	61.5%	83.3%
Monmouth County	91.9%	-	(53,018)	44,395	(8,623)	1,210,896	91.3%	86.9%
Princeton	93.2%	-	(26,661)	22,439	(4,222)	316,496	92.0%	87.8%
Somerset Route 78	89.7%	(111,663)	-	4,392	4,392	454,799	89.9%	82.0%
The Brunswicks	100.0%	-	-	-	-	40,000	100.0%	82.5%
Union Route 78	77.1%	-	(3,723)	-	(3,723)	57,955	72.4%	94.8%
Woodbridge/Edison	98.9%	-	(9,364)	12,438	3,074	394,394	99.7%	86.2%
Total Central NJ	91.5%	(111,663)	(417,215)	296,458	(120,757)	3,635,396	88.5%	85.0%

Westchester Co., NY
Elmsford	50.0%	-	(1,645)	195	(1,450)	53,569	48.7%	86.7%
Hawthorne	90.3%	-	(31,572)	39,656	8,084	228,784	93.6%	94.5%
White Plains CBD	80.4%	-	(53,731)	40,668	(13,063)	524,010	78.4%	82.5%
Yonkers	100.0%	-	(26,591)	26,591	-	170,000	100.0%	87.4%
Total Westchester Co., NY	82.4%	-	(113,539)	107,110	(6,429)	976,363	81.9%	85.3%

NYC-Downtown	100.0%	-	-	-	-	524,476	100.0%	90.5%

Washington DC/MD
DC-CBD	89.1%	-	(732)	1,633	901	152,012	89.7%	90.7%
DC-East End	100.0%	-	-	-	-	159,000	100.0%	89.1%
MD-Greenbelt	68.6%	-	(109,596)	113,449	3,853	581,521	69.0%	64.8%
MD-Lanham	97.4%	-	(58,033)	16,282	(41,751)	77,078	63.2%	62.8%
Total Washington DC/MD	77.9%	-	(168,361)	131,364	(36,997)	969,611	75.0%	87.9%

Office Totals	82.4%	(420,304)	(1,979,857)	1,510,193	(469,664)	15,626,965	79.6%	85.1%

Schedules continue on next page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Leasing Statistics
(For the six months ended June 30, 2015)

Consolidated Commercial In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Property Type	Pct. Leased	Leased Sq. Ft.	Expiring/Adjustment	Incoming	Net	Sq. Ft. Leased	Pct. Leased
Market/Submarket	12/31/14	Acquired/Disposed (a)	Sq. Ft. (b)	Sq. Ft.	Leasing Activity	6/30/15 (c)	06/30/15
OFFICE/FLEX
Northern NJ
Suburban Passaic	95.9%	-	(17,322)	3,499	(13,823)	411,215	92.8%

Central NJ
Mercer Southern	79.3%	-	(16,302)	27,680	11,378	146,219	86.0%
Monmouth County	93.4%	-	(33,643)	33,643	-	274,990	93.4%
Total Central NJ	88.3%	-	(49,945)	61,323	11,378	421,209	90.7%

Westchester Co., NY
Elmsford	95.0%	-	(174,663)	174,728	65	1,190,106	95.1%
Hawthorne	87.8%	-	(26,295)	44,561	18,266	472,151	91.4%
Yonkers	92.5%	-	(40,568)	47,247	6,679	543,472	93.7%
Total Westchester Co., NY	92.8%	-	(241,526)	266,536	25,010	2,205,729	93.9%

Burlington Co., NJ	86.0%	(21,600)	(152,255)	174,868	22,613	1,104,118	87.6%

Stamford, CT Non-CBD	96.3%	-	(95,000)	95,000	-	262,928	96.3%

Office/Flex Totals	91.1%	(21,600)	(556,048)	601,226	45,178	4,405,199	92.0%

INDUSTRIAL
Westchester Co., NY
Elmsford	97.9%	-	(15,300)	15,300	-	379,373	97.9%

RETAIL
Northern NJ
Hudson Waterfront	52.2%	-	-	-	-	8,736	52.2%

Central NJ
Clark & Cranford	68.7%	-	-	-	-	4,074	68.7%

Westchester Co., NY
Tarrytown	-	-	-	9,300	9,300	9,300	100.0%
Yonkers	100.0%	-	-	-	-	8,000	100.0%
Total Westchester Co., NY	46.2%	-	-	9,300	9,300	17,300	100.0%

Retail Totals	52.1%	-	-	9,300	9,300	30,110	75.3%

COMPANY TOTALS	84.2%	(441,904)	(2,551,205)	2,136,019	(415,186)	20,441,647	82.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2014	25,288,590
Total sq. ft. of properties added/sold/removed from service	(450,769)
Total sq. ft. as of June 30, 2015	24,837,821

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring June 30, 2015 aggregating 74,128 square feet for which no new leases were signed.
(d)	Market percent leased derived by inverting the market direct vacancy rate for all classes as published by Cushman & Wakefield. Data not available for other property types.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Leasing Statistics
(For the six months ended June 30, 2015)

Consolidated Commercial In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Property Type	# of			Sq. Ft Renewed and	Wtd. Avg.	Wtd. Avg.	Leasing Costs Per
Market/Submarket	Transactions	Total Sq. Ft.	Sq. Ft New Leases	Other Retained (a)	Term (Yrs.)	Base Rent (b)	Sq. Ft. Per Year (c)

OFFICE
Northern NJ
Bergen Meadowlands	1	2,193	-	2,193	1.0	23.92	0.20
Bergen Route 4 East Corridor	2	79,633	73,978	5,655	10.6	23.20	4.33
Bergen Route 17/GSP	28	269,661	22,511	247,150	4.5	25.82	4.30
Essex Route 280 Corridor	13	146,030	42,217	103,813	3.5	27.00	4.73
GW Bridge	12	34,950	6,210	28,740	3.8	25.78	2.57
Hudson Waterfront	12	105,210	12,555	92,655	5.6	35.01	4.21
Morris Route 10/24	4	18,156	-	18,156	4.2	21.86	3.53
Parsippany	31	315,661	183,381	132,280	8.0	24.17	5.20
Suburban Passaic	2	3,767	-	3,767	4.2	20.18	1.07
Total Northern NJ	105	975,261	340,852	634,409	6.1	26.14	4.66

Central NJ
Clark & Cranford	15	68,903	24,265	44,638	4.6	22.77	2.49
Mercer Southern	2	135,896	-	135,896	5.0	31.71	3.21
Middlesex South/8A	4	7,995	5,144	2,851	4.0	24.75	4.13
Monmouth County	5	44,395	6,470	37,925	2.7	23.53	2.54
Princeton	10	22,439	4,528	17,911	4.2	28.00	3.36
Somerset Route 78	1	4,392	4,392	-	5.1	24.87	6.65
Woodbridge/Edison	2	12,438	-	12,438	4.6	28.82	3.37
Total Central NJ	39	296,458	44,799	251,659	4.5	27.71	3.07

Westchester Co., NY
Elmsford	1	195	-	195	3.0	27.03	0.20
Hawthorne	4	39,656	-	39,656	3.9	25.85	3.24
White Plains CBD	16	40,668	-	40,668	3.1	28.96	3.23
Yonkers	5	26,591	-	26,591	2.9	22.02	0.41
Total Westchester Co., NY	26	107,110	-	107,110	3.4	26.08	2.62

Washington DC/MD
DC-CBD	1	1,633	1,633	-	10.3	44.94	6.34
MD-Greenbelt	27	113,449	9,709	103,740	3.2	24.09	2.19
MD-Lanham	1	16,282	-	16,282	5.4	19.52	2.86
Total Washington DC/MD	29	131,364	11,342	120,022	3.6	23.78	2.46

OFFICE Totals/Weighted Avg.	199	1,510,193	396,993	1,113,200	5.3	26.24	4.18

OFFICE/FLEX
Northern NJ
Suburban Passaic	1	3,499	-	3,499	2.0	16.15	0.20

Central NJ
Mercer Southern	3	27,680	-	27,680	7.2	16.94	2.85
Monmouth County	3	33,643	-	33,643	1.9	17.17	0.77
Total Central NJ	6	61,323	-	61,323	4.3	17.07	2.35

Westchester Co., NY
Elmsford	22	174,728	27,076	147,652	4.8	14.36	0.77
Hawthorne	5	44,561	23,221	21,340	6.2	15.38	2.56
Yonkers	10	47,247	-	47,247	4.5	16.78	2.24
Total Westchester Co., NY	37	266,536	50,297	216,239	5.0	14.96	1.37

Burlington Co., NJ	14	174,868	19,343	155,525	3.5	10.69	1.36

Stamford, CT Non-CBD	2	95,000	-	95,000	1.9	29.81	2.80

OFFICE/FLEX Totals/Weighted Avg.	60	601,226	69,640	531,586	4.0	16.29	1.58

Schedules/Footnotes continue on next page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Leasing Statistics

(For the six months ended June 30, 2015)

Consolidated Commercial In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Property Type	# of	Total	Sq. Ft.	Sq. Ft. Renewed and	Wtd. Avg.	Wtd. Avg	Leasing Costs Per
Market/Submarket	Transactions	Sq. Ft.	New Leases	Other Retained (a)	Term (Yrs.)	Base Rent (b)	Sq. Ft. Per Year (c)
INDUSTRIAL
Westchester Co., NY
Elmsford	1	15,300	15,300	-	10.3	18.43	3.00

INDUSTRIAL Totals/Weighted Avg.	1	15,300	15,300	-	10.3	18.43	3.00

RETAIL
Westchester Co., NY
Tarrytown	1	9,300	9,300	-	15.4	35.99	2.20

RETAIL Totals/Weighted Avg.	1	9,300	9,300	-	15.4	35.99	2.20

COMPANY Totals/Weighted Avg.	261	2,136,019	491,233	1,644,786	5.0	23.42	3.56

Tenant Retention	Leases Retained		75.4%
	Sq. Ft. Retained		64.5%

(a)	"Other Retained" transactions include existing tenants' expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $26,924,369 and commissions of $11,363,726 committed, but not necessarily expended, during the period for second generation space aggregating 2,136,019 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Market Diversification

The following table lists the Company’s markets (MSAs) based on annualized commercial contractual base rent of the Consolidated Commercial Properties:

		Percentage of
		Company
	Annualized Base	Annualized	Total Property
	Rental Revenue	Base Rental	Size Rentable	Percentage of
Market (MSA)	($) (a) (b) (c)	Revenue (%)	Area (b) (c)	Rentable Area (%)
Jersey City, NJ	113,064,740	23.7	4,334,714	17.5
Newark, NJ (Essex-Morris-Union Counties)	108,022,632	22.6	5,597,005	22.5
Westchester-Rockland, NY	68,855,542	14.4	3,945,912	15.9
Bergen-Passaic, NJ	62,054,404	13.0	3,911,522	15.7
Monmouth-Ocean, NJ	28,044,891	5.9	1,620,863	6.5
Washington, DC-MD-VA-WV	26,526,267	5.5	1,292,807	5.2
Middlesex-Somerset-Hunterdon, NJ	23,105,006	4.8	1,120,527	4.5
Trenton, NJ	18,641,883	3.9	956,597	3.9
New York (Manhattan)	17,874,043	3.7	524,476	2.1
Philadelphia, PA-NJ	7,618,686	1.6	1,260,398	5.1
Stamford-Norwalk, CT	4,214,288	0.9	273,000	1.1

Totals	478,022,382	100.0	24,837,821	100.0

(a)
Annualized base rental revenue is based on actual June 2015 billings times 12.  For leases whose rent commences after July 1, 2015, annualized base rental revenue is based on the first full month's billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring June 30, 2015 aggregating 74,128 square feet and representing annualized rent of $1,411,583  for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized commercial contractual base rent of the Consolidated Commercial Properties:

	Annualized	Percentage of		Percentage of
	Base Rental	Company	Square	Total Company
	Revenue	Annualized Base	Feet Leased	Leased
Industry Classification (a)	($) (b) (c) (d)	Rental Revenue (%)	(c) (d)	Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	66,676,868	13.8	2,206,643	11.0
Insurance Carriers & Related Activities	50,953,223	10.6	1,855,706	9.2
Manufacturing	36,098,360	7.6	1,712,561	8.6
Legal Services	34,354,884	7.2	1,279,252	6.4
Credit Intermediation & Related Activities	32,451,498	6.8	1,062,443	5.3
Computer System Design Svcs.	21,731,457	4.5	948,894	4.8
Health Care & Social Assistance	21,685,641	4.5	1,133,804	5.7
Accounting/Tax Prep.	19,495,783	4.1	728,717	3.7
Wholesale Trade	17,243,128	3.6	1,168,496	5.9
Telecommunications	16,188,297	3.4	892,240	4.5
Scientific Research/Development	15,239,401	3.2	503,444	2.5
Public Administration	14,502,774	3.0	532,084	2.7
Admin & Support, Waste Mgt. & Remediation Svcs.	14,277,443	3.0	703,543	3.5
Architectural/Engineering	13,526,949	2.8	522,335	2.6
Management/Scientific	11,865,810	2.5	464,688	2.3
Other Services (except Public Administration)	11,464,582	2.4	465,401	2.3
Other Professional	11,410,522	2.4	522,419	2.6
Real Estate & Rental & Leasing	8,468,547	1.8	450,549	2.3
Retail Trade	7,824,917	1.6	471,272	2.4
Advertising/Related Services	7,520,518	1.6	278,941	1.4
Utilities	6,375,526	1.3	267,320	1.3
Transportation	5,475,825	1.1	277,776	1.4
Educational Services	4,660,060	1.0	196,935	1.0
Construction	4,554,005	1.0	253,864	1.3
Data Processing Services	4,037,870	0.8	147,487	0.7
Publishing Industries	3,974,381	0.8	194,674	1.0
Arts, Entertainment & Recreation	3,259,294	0.7	240,102	1.2
Agriculture, Forestry, Fishing & Hunting	2,221,151	0.5	66,303	0.3
Information Services	2,070,132	0.4	69,259	0.3
Broadcasting	1,779,200	0.4	52,732	0.3
Other	6,634,336	1.6	275,943	1.5

TOTAL	478,022,382	100.0	19,945,827	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual June 2015 billings times 12. For leases whose rent commences after July 1, 2015, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring June 30, 2015 aggregating 74,128 square feet and representing annualized rent of $1,411,583 for which no new leases were signed.

(d)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Commercial Properties as of June 30, 2015, based upon annualized base rental revenue:

			Percentage of
		Annualized	Company	Square	Percentage	Year of
	Number of	Base Rental	Annualized Base	Feet	Total Company	Lease
	Properties	Revenue ($) (a)	Rental Revenue (%)	Leased	Leased Sq. Ft. (%)	Expiration

DB Services New Jersey, Inc.	2	12,335,217	2.6	409,166	2.1	2017
National Union Fire Insurance Company of Pittsburgh, PA	2	11,191,058	2.3	388,651	1.9	(b)
Bank Of Tokyo-Mitsubishi FUJI, Ltd.	1	10,540,716	2.2	282,606	1.4	(c)
Forest Research Institute, Inc.	1	9,070,892	1.9	215,659	1.1	2017
United States of America-GSA	12	8,875,098	1.9	287,169	1.4	(d)
Montefiore Medical Center	7	7,416,678	1.6	314,049	1.6	(e)
ICAP Securities USA, LLC	1	6,975,342	1.5	159,834	0.8	2017
TD Ameritrade Online Holdings	1	6,294,189	1.3	188,776	0.9	2020
Daiichi Sankyo, Inc.	1	6,277,788	1.3	171,900	0.9	2022
Merrill Lynch Pierce Fenner	1	5,883,780	1.2	294,189	1.5	2017
New Cingular Wireless PCS, LLC	2	4,841,564	1.0	212,816	1.1	2018
KPMG, LLP	2	4,678,873	1.0	170,023	0.9	(f)
HQ Global Workplaces, LLC	15	4,668,126	1.0	243,622	1.2	(g)
Vonage America, Inc.	1	4,427,500	0.9	350,000	1.8	2017
CohnReznick, LLP	2	4,333,954	0.9	155,056	0.8	(h)
Arch Insurance Company	1	4,005,563	0.8	106,815	0.5	2024
AECOM Technology Corporation	1	3,707,752	0.8	91,414	0.5	2029
UBS Financial Services, Inc.	1	3,535,047	0.7	124,773	0.6	(i)
Allstate Insurance Company	3	3,194,396	0.7	135,816	0.7	(j)
SunAmerica Asset Management, LLC	5	3,167,756	0.7	69,621	0.3	2018
Tullett Prebon Holdings Corp.	1	3,127,970	0.7	100,759	0.5	2023
Alpharma, LLC	1	3,098,092	0.6	112,235	0.6	2018
Xand Operations, LLC	2	3,014,150	0.6	131,078	0.7	2024
Morgan Stanley Smith Barney	1	2,951,125	0.6	103,173	0.5	(k)
E*Trade Financial Corporation	1	2,930,757	0.6	106,573	0.5	2022
Natixis North America, Inc.	2	2,823,569	0.6	89,907	0.5	2021
Continental Casualty Company	2	2,784,736	0.6	100,712	0.5	(l)
AAA Mid-Atlantic, Inc.	1	2,779,829	0.6	129,784	0.7	(m)
Tradeweb Markets, LLC	2	2,721,070	0.6	65,242	0.3	2027
Plymouth Rock Management Company of New Jersey	3	2,694,827	0.6	106,618	0.5	2020
Connell Foley, LLP	2	2,689,686	0.6	97,822	0.5	(n)
United Water Management & Services, Inc.	1	2,618,100	0.5	116,360	0.6	2035
New Jersey Turnpike Authority	1	2,605,798	0.5	100,223	0.5	2017
Lowenstein Sandler LLP	1	2,540,933	0.5	98,677	0.5	2017
Movado Group, Inc.	1	2,359,824	0.5	98,326	0.5	2018
AMTrust Financial Services, Inc.	1	2,306,760	0.5	76,892	0.4	2023
Bozzuto & Associates, Inc.	1	2,301,992	0.5	104,636	0.5	2025
Savvis Communications Corporation	1	2,287,168	0.5	71,474	0.4	2025
Norris, McLaughlin & Marcus, PA	1	2,259,738	0.5	86,913	0.4	2017
Bunge Management Services, Inc.	1	2,221,151	0.5	66,303	0.3	2020
Barr Laboratories, Inc.	1	2,209,107	0.5	89,510	0.4	2016
Sumitomo Mitsui Banking Corp.	2	2,170,167	0.5	71,153	0.4	2021
Herzfeld & Rubin, P.C.	1	2,140,236	0.4	56,322	0.3	2030
New Jersey City University	1	2,084,614	0.4	68,348	0.3	2035
Sun Chemical Management, LLC	1	2,034,798	0.4	66,065	0.3	2019
Syncsort, Inc.	1	1,991,439	0.4	73,757	0.4	2018
Jeffries, LLC	1	1,945,653	0.4	62,763	0.3	2023
American General Life Insurance Company	1	1,854,975	0.4	74,199	0.4	2024
Bressler, Amery & Ross, P.C.	1	1,766,850	0.4	70,674	0.4	2023
Withum Smith + Brown	3	1,740,738	0.4	64,165	0.3	(o)
Totals		198,477,141	41.7	7,032,618	34.5
See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Significant Tenants
(Continued)

(a)
Annualized base rental revenue is based on actual June 2015 billings times 12. For leases whose rent commences after July 1, 2015, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	271,533 square feet expire in 2018; 117,118 square feet expire in 2019.
(c)	20,649 square feet expire in 2018; 24,607 square feet expire in 2019; 237,350 square feet expire in 2029.
(d)
154,453 square feet expire in 2015; 56,270 square feet expire in 2016; 7,046 square feet expire in 2018; 28,102 square feet expire in 2020; 21,596 square feet expire in 2022; 19,702 square feet expire in 2023.

(e)
43,047 square feet expire in 2016; 59,302 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020; 14,842 square feet expire in 2021; 9,610 square feet expire in 2022; 8,500 square feet expire in 2023.

(f)	88,652 square feet expire in 2017; 81,371 square feet expire in 2019.
(g)
22,279 square feet expire in 2015; 12,407 square feet expire in 2017; 41,549 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021; 36,158 square feet expire in 2023; 80,089 square feet expire in 2024; 15,408 square feet expire in 2027.

(h)	1,021 square feet expire in 2018; 154,035 square feet expire in 2020.
(i)	42,360 square feet expire in 2016; 13,340 square feet expire in 2022; 26,713 square feet expire in 2024; 42,360 square feet expire in 2026.
(j)	4,014 square feet expire in 2016; 75,740 square feet expire in 2017; 51,606 square feet expire in 2018; 4,456 square feet in 2019.
(k)	26,262 square feet expire in 2018; 34,516 square feet expire in 2025; 42,395 square feet expire in 2026.
(l)	6,488 square feet expire in 2015; 19,416 square feet expire in 2016; 74,808 square feet expire in 2031.
(m)	9,784 square feet expire in 2017; 120,000 square feet expire in 2027.
(n)	7,116 square feet expire in 2015; 77,719 square feet expire in 2016; 12,987 square feet expire in 2026.
(o)	5,427 square feet expire in 2015; 58,738 square feet expire in 2016.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Schedule of Lease Expirations

All Consolidated Commercial Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Commercial Properties beginning July 1, 2015, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2015 through 2017 only):

					Average Annualized
			Percentage of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year of	Number of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

Third Quarter 2015	64	503,728	2.6	11,768,085	23.36	2.5
Fourth Quarter 2015	43	147,154	0.7	3,637,569	24.72	0.7
TOTAL – 2015	107	650,882	3.3	15,405,654	23.67	3.2

2015 (c)
Northern NJ	33	140,712	0.7	3,335,806	23.71	0.7
Central NJ	28	171,005	0.9	3,563,966	20.84	0.8
Westchester Co., NY	24	110,504	0.5	1,954,083	17.68	0.4
Manhattan	1	6,488	(d)	188,152	29.00	(d)
Sub. Philadelphia	2	11,595	0.2	84,354	7.28	(d)
Fairfield, CT	-	-	-	-	-	-
Washington, DC/MD	19	210,578	1.0	6,279,293	29.82	1.3
TOTAL – 2015	107	650,882	3.3	15,405,654	23.67	3.2

2016
Northern NJ	103	704,541	3.5	17,818,880	25.29	3.6
Central NJ	69	515,391	2.6	11,601,640	22.51	2.4
Westchester Co., NY	71	334,536	1.7	6,598,703	19.72	1.4
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	11	94,773	0.5	670,956	7.08	0.2
Fairfield, CT	3	36,649	0.2	489,539	13.36	0.1
Washington, DC/MD	30	139,036	0.7	3,671,277	26.41	0.8
TOTAL – 2016	287	1,824,926	9.2	40,850,995	22.39	8.5

2017
Northern NJ	124	1,970,926	9.8	57,238,754	29.04	12.1
Central NJ	71	986,619	5.0	19,210,121	19.47	4.0
Westchester Co., NY	69	342,418	1.7	7,227,956	21.11	1.5
Manhattan	1	14,863	0.1	505,342	34.00	0.1
Sub. Philadelphia	19	191,206	1.0	1,485,285	7.77	0.3
Fairfield, CT	2	102,928	0.5	1,484,988	14.43	0.3
Washington, DC/MD	23	104,335	0.5	3,081,925	29.54	0.6
TOTAL – 2017	309	3,713,295	18.6	90,234,371	24.30	18.9

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Schedule of Lease Expirations

All Consolidated Commercial Properties
(continued)

					Average Annualized
			Percentage of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year of	Number of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2018	287	2,745,969	13.8	61,327,863	22.33	12.8

2019	231	2,292,997	11.5	49,219,353	21.47	10.3

2020	206	1,721,196	8.6	38,439,117	22.33	8.0

2021	130	1,437,871	7.2	37,093,970	25.80	7.8

2022	96	1,085,420	5.4	27,076,039	24.95	5.7

2023	58	1,115,979	5.6	28,630,426	25.65	6.0

2024	56	1,052,878	5.3	26,445,642	25.12	5.5

2025	28	542,632	2.7	11,362,466	20.94	2.4

2026 and thereafter	55	1,761,782	8.8	51,936,486	29.48	10.9
Totals/Weighted
Average	1,850	19,945,827	100.0	478,022,382	23.97	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual June 2015 billings times 12. For leases whose rent commences after July 1, 2015 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring June 30, 2015 aggregating 74,128 square feet and representing annualized rent of $1,411,583 for which no new leases were signed.
(d)	Represents 0.05% or less.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	19,945,827
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	495,820
Square footage unleased	4,396,174
Total net rentable square footage (does not include land leases)	24,837,821

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning July 1, 2015, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2015 through 2017 only):

						Average Annualized
				Percentage of		Base Rent Per
		Net Rentable		Total Leased	Annualized	Net Rentable	Percentage of
		Area Subject		Square Feet	Base Rental	Square Foot	Annual Base
Year of	Number of	To Expiring		Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases		Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)		Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2015 (c)
Northern NJ	31	126,985		0.8	3,167,673	24.95	0.8
Central NJ	21	100,518		0.7	2,617,900	26.04	0.6
Westchester Co., NY	12	21,254		0.1	694,303	32.67	0.2
Manhattan	1	6,488		(d)	188,152	29.00	(d)
Washington, DC/MD	19	210,578		1.4	6,279,293	29.82	1.5
TOTAL – 2015	84	465,823		3.0	12,947,321	27.79	3.1

2016
Northern NJ	96	638,908		4.1	17,005,890	26.62	4.1
Central NJ	57	396,025		2.6	9,786,240	24.71	2.4
Westchester Co., NY	29	113,818		0.8	3,064,450	26.92	0.7
Manhattan	-	-		-	-	-	-
Washington, DC/MD	30	139,036		0.9	3,671,277	26.41	0.9
TOTAL – 2016	212	1,287,787		8.4	33,527,857	26.04	8.1

2017
Northern NJ	117	1,941,300		12.7	56,902,720	29.31	13.7
Central NJ	61	951,746		6.3	18,834,403	19.79	4.6
Westchester Co., NY	29	83,559		0.6	2,479,863	29.68	0.6
Manhattan	1	14,863		0.1	505,342	34.00	0.1
Washington, DC/MD	23	104,335		0.7	3,081,925	29.54	0.8
TOTAL – 2017	231	3,095,803		20.4	81,804,253	26.42	19.8

2018	193	1,695,924		11.2	48,000,541	28.30	11.6

2019	173	1,516,831		10.0	38,605,918	25.45	9.3

2020	157	1,304,569		8.6	32,773,068	25.12	7.9

2021	104	1,177,156		7.8	33,318,941	28.30	8.1

2022	78	917,828		6.1	24,749,020	26.96	6.0

2023	44	881,973		5.8	25,452,192	28.86	6.2

2024	40	831,604		5.5	23,010,233	27.67	5.6

2025	17	339,581		2.2	8,781,260	25.86	2.1

2026 and thereafter	46	1,665,568		11.0	50,258,574	30.18	12.2
Totals/Weighted
Average	1,379	15,180,447	(c)	100.0	413,229,178	27.22	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual June 2015 billings times 12. For leases whose rent commences after July 1, 2015 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring June 30, 2015 aggregating 43,913 square feet and representing annualized rent of $882,651 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning July 1, 2015, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2015 through 2017 only):

						Average Annualized
				Percentage of		Base Rent Per
		Net Rentable		Total Leased	Annualized	Net Rentable	Percentage of
		Area Subject		Square Feet	Base Rental	Square Foot	Annual Base
Year of	Number of	To Expiring		Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases		Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)		Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2015 (c)
Northern NJ	2	13,727		0.2	168,133	12.25	0.3
Central NJ	5	67,473		1.5	874,366	12.96	1.4
Westchester Co., NY	12	89,250		2.1	1,259,780	14.12	2.2
Sub. Philadelphia	2	11,595		0.3	84,354	7.28	0.1
Fairfield Co., CT	-	-		-	-	-	-
TOTAL – 2015	21	182,045		4.1	2,386,633	13.11	4.0

2016
Northern NJ	7	65,633		1.5	812,990	12.39	1.3
Central NJ	11	118,306		2.7	1,791,544	15.14	3.0
Westchester Co., NY	40	209,130		4.8	3,375,397	16.14	5.7
Sub. Philadelphia	11	94,773		2.2	670,956	7.08	1.2
Fairfield Co., CT	3	36,649		0.8	489,539	13.36	0.8
TOTAL – 2016	72	524,491		12.0	7,140,426	13.61	12.0

2017
Northern NJ	7	29,626		0.7	336,034	11.34	0.6
Central NJ	10	34,873		0.8	375,718	10.77	0.6
Westchester Co., NY	40	258,859		5.9	4,748,093	18.34	8.0
Sub. Philadelphia	19	191,206		4.4	1,485,285	7.77	2.5
Fairfield Co., CT	2	102,928		2.4	1,484,988	14.43	2.5
TOTAL – 2017	78	617,492		14.2	8,430,118	13.65	14.2

2018	91	956,562		22.0	12,731,349	13.31	21.4

2019	55	731,721		16.8	9,799,932	13.39	16.5

2020	46	335,505		7.7	4,537,006	13.52	7.6

2021	26	260,715		6.0	3,775,029	14.48	6.3

2022	18	167,592		3.9	2,327,019	13.89	3.9

2023	11	146,485		3.4	2,129,159	14.53	3.6

2024	15	175,274		4.0	3,018,649	17.22	5.1

2025	10	195,051		4.5	2,285,606	11.72	3.8

2026 and thereafter	5	62,878		1.4	941,494	14.97	1.6
Totals/Weighted
Average	448	4,355,811	(c)	100.0	59,502,420	13.66	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual June  2015 billings times 12. For leases whose rent commences after July 1, 2015, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring June 30, 2015 aggregating 30,215 square feet and representing annualized rent of $528,933 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015

Schedule of Lease Expirations

Industrial Properties

The following table sets forth a schedule of lease expirations for the industrial properties beginning July 1, 2015, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

					Average Annualized
			Percentage of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year of	Number of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2016	2	11,588	3.1	158,856	13.71	3.5

2018	3	93,483	24.6	595,973	6.38	13.6

2019	3	44,445	11.7	813,503	18.30	18.5

2020	3	81,122	21.4	1,129,043	13.92	25.7

2023	3	87,521	23.1	1,049,075	11.99	23.9

2024	1	46,000	12.1	416,760	9.06	9.5

2026 and thereafter	2	15,300	4.0	231,548	15.13	5.3
Totals/Weighted
Average	17	379,459	100.0	4,394,758	11.58	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual June 2015 billings times 12. For leases whose rent commences after July1, 2015, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning July 1, 2015, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2015 and 2016 only):

					Average Annualized
			Percentage of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year of	Number of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2015 (c)
Central NJ	2	3,014	10.0	71,700	23.79	8.0
Westchester	-	-	-	-	-	-
TOTAL – 2015	2	3,014	10.0	71,700	23.79	8.0

2016
Central NJ	1	1,060	3.4	23,856	22.51	2.6
Westchester	-	-	-	-	-	-
TOTAL – 2016	1	1,060	3.4	23,856	22.51	2.6

2025	1	8,000	26.6	295,600	36.95	33.0

2026 and thereafter	2	18,036	60.0	504,870	27.99	56.4

Totals/Weighted
Average	6	30,110	100.0	896,026	29.76	100.0

(a)	Includes stand-alone retail property tenants only.
Annualized base rental revenue is based on actual June 2015 billings times 12. For leases whose rent commences after July 1, 2015 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2015